UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2017

Commission File Number: 333-199583

DOCASA, INC.
(Exact name of Registrant as specified in its charter)

Nevada	47-1405387
(State of incorporation)	(IRS Employer ID Number)

1901 North Roselle Road, Suite 800

Schaumburg, Illinois 60195

(Address of principal executive offices)

(630) 250-2709

Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 2.02 Results of Operations and Financial Condition.

On April 18, 2017, DOCASA, Inc. (the “Company”) issued a press release providing an update regarding increased shop locations in the United Kingdom of the Company’s subsidiary, Department of Coffee and Social Affairs Limited (“DEPT-UK”), and announcing financial results for the second fiscal quarter ending February 28, 2017. The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated by reference in this Current Report on Form 8-K as if fully set forth herein.

The Company is furnishing the information contained in this report, including Exhibit 99.1, pursuant to Item 2.02 of Form 8-K promulgated by the Securities and Exchange Commission (the “SEC”). This information shall not be deemed to be “filed” with the SEC for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release providing a shop location update and announcing financial results for the second fiscal quarter ended February 28, 2017, issued by the Company on April 18, 2017 (furnished herewith)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOCASA, Inc.

Date: April 18, 2017	By:	/s/ Ashley Lopez
Ashley Lopez
CEO

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